                                                                    EXHIBIT 10.2

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "AGREEMENT") is made as of this      day of
               , 1999 by and among POPMAIL.COM, INC., a Delaware corporation (the "BUYER"), JAMES L. ANDERSON, a Texas resident, as Attorney-in-Fact as defined in the Merger Agreement (defined below) as representative of and on behalf the Company Shareholders, CAFE ODYSSEY, INC., a Minnesota corporation ("BUYER"), CAFE ODYSSEY ACQUISITION SUBSIDIARY, INC., a Delaware corporation ("MERGER SUBSIDIARY"), and THOMPSON & KNIGHT, A PROFESSIONAL CORPORATION (the "ESCROW AGENT").

                               W I T N E S S E T H

         WHEREAS, on                   , 1999, the Company, the Company
Shareholders, Merger Subsidiary, Stephen D. King and Buyer entered into a Merger Agreement (the "MERGER AGREEMENT"), pursuant to which the Company is to merger with and into Merger Subsidiary, subject to the terms and conditions of the Merger Agreement; and

         WHEREAS, the Merger Agreement provides, upon the terms and conditions set forth therein, for the parties to deposit into escrow certain property and cash (the "ESCROW DEPOSIT"); and

         WHEREAS, the Escrow Deposit shall be held by the Escrow Agent subject to the terms and conditions hereof;

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

         1. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         2. The Escrow Agent is hereby appointed and shall have all the rights, powers, duties and obligations hereinafter provided, and the Escrow Agent accepts such appointment.

         3. The Escrow Deposit may consist of any of the following property and cash and shall be held and disbursed by Escrow Agent as hereinafter set forth:

                  (a) To be deposited by Buyer, the Company and Merger
         Subsidiary: an executed Certificate of Merger to be filed pursuant to this Agreement and the Merger Agreement with the Secretary of State of the State of Delaware.

                  (b) To be deposited by Buyer: certificates representing each Company Shareholder's pro rata portion of the aggregate number of Buyer Preferred Shares issuable pursuant to the Merger Agreement based on the number of Company Common Shares outstanding on the Closing Date.

                  (c) To be deposited by Buyer: the Buyer Warrant.

                  (d) To be deposited by Buyer or Merger Subsidiary: an amount in cash necessary to pay all amounts due under the LegacyMaker Note.

                  (e) To be deposited by each of the Holders: the Company Common Shares held by such Holder, together with stock powers executed in blank, an executed Letter of Transmittal and executed Subscription Documents.

         4. The Escrow Agent agrees to accept the Escrow Deposit. The Escrow Agent shall invest any part of the Escrow Deposit constituting cash (the "CASH DEPOSIT") in a segregated interest bearing account insured by the Federal Deposit Insurance Corporation. Notwithstanding anything else in this Agreement to the contrary, interest and other earnings on any part of the Cash Deposit shall be distributed by the Escrow Agent to Buyer from time to time upon the request of Buyer and shall remain the property of Buyer for all purposes.

         5. The Escrow Deposit shall be disbursed as follows:

                  (a) If the Escrow Agent shall receive a certificate in the form of Exhibit A executed by the Attorney-in-Fact, individually and on behalf of the Company Shareholders, and an authorized representative of each of the Company, Buyer and Merger Subsidiary, the Escrow Agent shall deliver the Escrow Deposit as follows:

                           (i) The Escrow Agent shall cause the Certificate of Merger to be filed with the Secretary of State of the State of Delaware. Any filing fees incurred in connection therewith shall be for the account of Buyer.

                           (ii) The Escrow Agent shall deliver the Buyer Preferred Shares and the Buyer Warrant to the Attorney-in-Fact for distribution by the Attorney-in-Fact to the Company Shareholders.

                           (iii) The Escrow Agent shall deliver the Company
                  Common Shares, the Subscription Documents, the Letters of Transmittal and executed stock powers to the Buyer.

                           (iv) The Escrow Agent shall deliver the principal balance of the Cash Deposit to the Attorney-in-Fact for delivery to LegacyMaker and any interest or earnings on the Cash Deposit to the Buyer.

                  (b) If the Escrow Agent shall receive a certificate in the form of Exhibit B executed by the Attorney-in-Fact, individually and on behalf of the Company Shareholders, and an authorized representative of each of the Company, Buyer and Merger Subsidiary, or if the Effective
         Time shall not have occurred on or before                  , 1999, the
         Escrow Agent shall:

                           (i)   Destroy the Certificate of Merger.

                           (ii) Deliver the Buyer Preferred Shares and the Buyer Warrant to the Buyer.

                           (iii) Deliver the Company Common Shares, the
                  Subscription Documents, the Letters of Transmittal and executed stock powers to the Attorney-in-Fact for distribution to the Company Shareholders.

                           (iv) Deliver the principal balance of the Cash Deposit and any interest or earnings on the Cash Deposit to the Buyer.

         6. If a controversy arises between the parties hereto with respect to the release of the Escrow Deposit, the Escrow Agent shall not be required to resolve such controversy or take any action, but shall await final resolution of the controversy by joint written instructions from the parties hereto or pursuant to a nonappealable order from a court of competent jurisdiction.

         7. (a) Escrow Agent shall have no liability or obligation with respect to the Escrow Deposit except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Deposit in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Deposit, any account in which any part of the Escrow Deposit is deposited, this Agreement or the Merger Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it (which may be an attorney that is an employee of Escrow Agent) in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. The parties hereto other than the Escrow Agent, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

            (b) The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Deposit, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Deposit is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it (which may be an attorney that is an employee of the Escrow Agent) is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         8. From and at all times after the date of this Agreement, the parties hereto other than the Escrow Agent (the "INDEMNIFYING PARTIES") jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") from and against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation any party hereto, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Attorney-in-Fact and Buyer in writing, and the Indemnifying Parties shall assume the defense thereof including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Indemnifying Parties shall be required to pay such fees and expenses if (a) any of the Indemnifying Parties agrees to pay such fees and expenses, (b) the Indemnifying Parties shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) an Indemnifying Party is the plaintiff in any such action or proceeding, or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both an Indemnified Party and an Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to such Indemnifying Party or Parties. The Indemnifying Parties shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Indemnifying Parties pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by the Indemnifying Parties jointly and severally, upon demand by such Indemnified Party. The obligations of the Indemnifying Parties under this paragraph 8 shall survive any termination of this Agreement, and the resignation or removal of Escrow Agent, and shall be independent of any obligation of the Escrow Agent.

         9. The Company, the Company Shareholders and Buyer shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the reimbursement obligations set forth in this paragraph 9 shall be payable by the Company, the Company Shareholders and Buyer, jointly and severally, upon demand by Escrow Agent. The obligations of the Company, the Company Shareholders and Buyer under this paragraph 9 shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

         ESCROW AGENT IS AUTHORIZED TO, AND MAY, DISBURSE TO ITSELF FROM INTEREST ON THE CASH DEPOSIT, FROM TIME TO TIME, UP TO ONE HALF OF THE TOTAL AMOUNT OF ANY INDEMNITY OR REIMBURSEMENT OF OUT-OF-POCKET EXPENSES PAYABLE HEREUNDER (INCLUDING ANY AMOUNT TO WHICH ESCROW AGENT OR ANY INDEMNIFIED PARTY IS ENTITLED TO SEEK INDEMNIFICATION PURSUANT TO PARAGRAPH 8 HEREOF) THAT IS MORE THAN 15 DAYS PAST DUE. ESCROW AGENT SHALL NOTIFY THE COMPANY, THE ATTORNEY-IN-FACT AND BUYER OF ANY DISBURSEMENT FROM THE ESCROW DEPOSIT TO ITSELF OR ANY INDEMNIFIED PARTY IN RESPECT OF ANY INDEMNIFICATION OR REIMBURSEMENT HEREUNDER AND SHALL FURNISH TO THE COMPANY, THE ATTORNEY-IN-FACT AND BUYER COPIES OF ALL RELATED INVOICES AND OTHER STATEMENTS. THE ESCROW AGENT SHALL HAVE THE RIGHT TO OFFSET UP TO ONE HALF OF ANY AMOUNT DUE TO IT HEREUNDER (INCLUDING ANY CLAIM FOR INDEMNIFICATION PURSUANT TO PARAGRAPH 8 HEREOF) AGAINST THE INTEREST ON THE CASH DEPOSIT. IF FOR ANY REASON INTEREST ON THE CASH DEPOSIT IS INSUFFICIENT TO COVER SUCH AMOUNT, BUYER SHALL PROMPTLY PAY SUCH AMOUNTS TO ESCROW AGENT UPON RECEIPT OF AN ITEMIZED INVOICE.

         10. Except as specified above, the Escrow Agent agrees to serve without compensation for the services to be rendered hereunder.

         11. Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor escrow agent shall have been appointed by the resigning Escrow Agent and approved by the Company, the Attorney-in- Fact and Buyer and shall have accepted such appointment in writing. If an instrument of acceptance by a successor escrow agent shall not have been delivered to the Escrow Agent within ten (10) days after the giving of such notice of resignation, the resigning Escrow Agent may at the expense of the other parties hereto petition any court of competent jurisdiction for the appointment of a successor escrow agent.


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



         12. If a controversy arises between the parties hereto with respect to the release of the Escrow Deposit, any of the Company, the Attorney-in-Fact, Buyer or Escrow Agent shall, at its option, file an action or bill in interpleader, or similar action for such purpose, in a Dallas, Texas court of competent jurisdiction and the Escrow Agent shall promptly pay the Escrow Deposit into said court, in which event the Escrow Agent's duties, responsibilities and liabilities under this Agreement shall terminate.

         13. This Agreement shall be construed in accordance with the laws of the State of Texas. This Agreement may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

         14. Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sufficiently given if delivered by overnight delivery service and sent by registered or certified mail, first class postage prepaid, or by telegram, facsimile machine or similar written means of communication or electronic mail, addressed as follows:

                  (a)      if to the Escrow Agent, to:

                           Thompson & Knight, P.C.
                           1700 Pacific Avenue, Suite 3300
                           Dallas, Texas 75201
                           Attention: David L. Emmons, Esq.
                           Facsimile No.: (214) 969-1751
                           E-mail: emmonsd@tklaw.com

                           if to the Company, the Company Shareholders or the Attorney-in-Fact, to:

                           James L. Anderson
                           1333 Corporate Drive, Suite 300
                           Irving, Texas 75038
                           Facsimile No: (972) 550-5517
                           E-mail: jim@equitymedia.com

                           Copy to:

                           Thompson & Knight, P.C.
                           1700 Pacific Avenue, Suite 3300
                           Dallas, Texas 75201
                           Attention: David L. Emmons, Esq.
                           Facsimile No: (214) 969-1751
                           E-mail: emmonsd@tklaw.com

                  (c)      if to Buyer or Merger Subsidiary, to:

                           Cafe Odyssey, Inc.
                           4801 West 81st Street, Suite 112
                           Bloomington, Minnesota 55437
                           Attention: Stephen D. King
                           Facsimile: (612) 837-9916
                           E-mail: steveking@pol.com

                           Copy to:

                           Maslon Edelman Borman & Brand, LLP
                           90 South Seventh Street
                           Minneapolis, Minnesota 55402
                           Attention: William M. Mower, Esq.
                           Facsimile No.:  (612) 672-8397
                           E-mail: wmower@maslon.com

or any such other address with respect to any party hereto as such party may from time to time notify (as provided above) to the other parties hereto. Any such notice, demand or communication shall be deemed to have been given (i) if so mailed, as of the close of the third business day following the date so mailed, and (ii) if personally delivered or sent by overnight mail or otherwise sent as provided above, on the date received.

         15. This Agreement shall terminate upon valid delivery of the Escrow Deposit to a party or parties hereto or to a successor escrow agent which executes an Escrow Agreement substantially similar to this Agreement.

         16. Buyer's Federal Taxpayer Identification Number is 31-1487885.

                           [Signature page to follow.]

         IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the date first written.

"COMPANY SHAREHOLDERS"                                        "BUYER"

By James L. Anderson, as Attorney-in-Fact                     CAFE ODYSSEY, INC.
on behalf of the Company Shareholders


 s/ James L. Anderson                                         By: s/ Stephen D. King
------------------------------------------                       ------------------------------------------
James L. Anderson                                                     Stephen D. King, President

"ATTORNEY-IN-FACT"                                            "MERGER SUBSIDIARY"

                                                              CAFE ODYSSEY ACQUISITION
 s/ James L. Anderson                                         SUBSIDIARY, INC.
------------------------------------------
James L. Anderson

"THE COMPANY"                                                 By:
                                                                 ------------------------------------------
                                                              Name:
                                                                   ----------------------------------------
POPMAIL.COM, INC.                                             Title:
                                                                    ---------------------------------------

                                                              "THE ESCROW AGENT"
By: s/ James L. Anderson
   ---------------------------------------
         James L. Anderson, President                         THOMPSON & KNIGHT, P.C.


                                                              By: s/ David L. Emmons
                                                                 ------------------------------------------
                                                                      David L. Emmons, Attorney

                                    EXHIBIT A
                               TO ESCROW AGREEMENT

         This Certificate is presented pursuant to Section 5(a) of the Escrow
Agreement, dated                  , 1999 by and among POPMAIL.COM, INC., a
Delaware corporation (the "COMPANY"), JAMES L. ANDERSON, a Texas resident, as Attorney-in-Fact as defined in the Merger Agreement (defined below) as representative of and on behalf the Company Shareholders, CAFE ODYSSEY, INC., a Minnesota corporation ("BUYER"), CAFE ODYSSEY ACQUISITION SUBSIDIARY, INC., a Delaware corporation ("MERGER SUBSIDIARY"), and THOMPSON & KNIGHT, A PROFESSIONAL CORPORATION (the "ESCROW AGENT").

         All capitalized terms used and not otherwise defined shall have their respective meanings provided in the Escrow Agreement.

         Pursuant to Section 5(a) of the Escrow Agreement, the Attorney-in-Fact and Buyer DO HEREBY CERTIFY that the Closing under the Merger Agreement has occurred and that the conditions precedent to the occurrence of the Effective Time have been satisfied; therefore, the Escrow Agent is hereby instructed as follows:

         1. The Escrow Agent shall cause the Certificate of Merger to be filed with the Secretary of State of the State of Delaware. Any filing fees incurred in connection therewith shall be for the account of Buyer.

         2. The Escrow Agent shall deliver the Buyer Preferred Shares and the Buyer Warrant to the Attorney-in- Fact for distribution by the Attorney-in-Fact to the Company Shareholders.

         3. The Escrow Agent shall deliver the Company Common Shares, the Subscription Documents, the Letters of Transmittal and executed stock powers to the Buyer.

         4. The Escrow Agent shall deliver the principal balance of the Cash Deposit to the Attorney-in-Fact for delivery to LegacyMaker and any interest or earnings on the Cash Deposit to the Buyer.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand as of the date indicated.

Dated:               , 1999.
       --------------

"THE COMPANY"                                                 "BUYER"
POPMAIL.COM, INC.                                             CAFE ODYSSEY, INC.


By:                                                           By:
   -----------------------------------------------               -----------------------------------------
         James L. Anderson, President                                  Stephen D. King, President

"THE COMPANY SHAREHOLDERS"                                    "THE MERGER SUBSIDIARY"


By:                                                           By:
   -----------------------------------------------               -----------------------------------------
         James L. Anderson as the Attorney-in-Fact            Name:
         for and on behalf of the Company                          ---------------------------------------
         Shareholders                                         Title:
                                                                    --------------------------------------

"THE ATTORNEY-IN-FACT"


--------------------------------------------------
James L. Anderson

                                    EXHIBIT B
                               TO ESCROW AGREEMENT

         This Certificate is presented pursuant to Section 5(b) of the Escrow
Agreement, dated                , 1999 by and among POPMAIL.COM, INC., a
Delaware corporation (the "COMPANY"), JAMES L. ANDERSON, a Texas resident, as Attorney-in-Fact as defined in the Merger Agreement (defined below) as representative of and on behalf the Company Shareholders, CAFE ODYSSEY, INC., a Minnesota corporation ("BUYER"), CAFE ODYSSEY ACQUISITION SUBSIDIARY, INC., a Delaware corporation ("Merger Subsidiary"), and THOMPSON & KNIGHT, A PROFESSIONAL CORPORATION (the "ESCROW AGENT").

         All capitalized terms used and not otherwise defined shall have their respective meanings provided in the Escrow Agreement.

         Pursuant to Section 5(b) of the Escrow Agreement, the Attorney-in-Fact and Buyer DO HEREBY CERTIFY that the conditions precedent to the occurrence of the Effective Time have not been satisfied; therefore, the Escrow Agent is hereby instructed to:

         1. Destroy the Certificate of Merger.

         2. Deliver the Buyer Preferred Shares and the Buyer Warrant to the
Buyer.

         3. Deliver the Company Common Shares, the Subscription Documents, the Letters of Transmittal and executed stock powers to the Attorney-in-Fact for distribution to the Company Shareholders.

         4. Deliver the principal balance of the Cash Deposit and any interest or earnings on the Cash Deposit to the Buyer.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand as of the date indicated.

Dated:               , 1999.
       --------------

"THE COMPANY"                                                 "BUYER"
POPMAIL.COM, INC.                                             CAFE ODYSSEY, INC.


By:                                                           By:
   -----------------------------------------------               -----------------------------------------
         James L. Anderson, President                                  Stephen D. King, President

"THE COMPANY SHAREHOLDERS"                                    "THE MERGER SUBSIDIARY"


By:                                                           By:
   -----------------------------------------------               -----------------------------------------
         James L. Anderson as the Attorney-in-Fact            Name:
         for and on behalf of the Company                          ---------------------------------------
         Shareholders                                         Title:
                                                                    --------------------------------------

"THE ATTORNEY-IN-FACT"


--------------------------------------------------
James L. Anderson